UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITY EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2016

CAFEPRESS INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-35468 (Commission file number)	94-3342816 (IRS Employer Identification No.)

11909 Shelbyville Road, Louisville, Kentucky 40243 (Address of principal executive offices, including zipcode)

(502) 995-2268 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (18 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 9, 2016, the Company held its 2016 Annual Meeting of Stockholders (the “Meeting”). There were 16,771,367 shares of common stock entitled to vote at the Annual Meeting of Stockholders, of which 15,172,001 shares were voted in person or by proxy. At the Meeting the Company’s stockholders:

(1) elected two (2) Class I directors to terms of three (3) years each; and

(2) ratified the appointment of BDO USA, LLP as the Company’s independent registered public accountants for 2016.

Set forth below are the number of votes cast with respect to each of the matters submitted for vote at the Meeting.

(1)    Election of Directors in Class I

Nominee	For	Withheld	Broker Non-Votes
Fred E. Durham, III (Class I)	10,806,596	246,112	4,119,293
Patrick J. Connolly (Class I)	10,810,340	242,368	4,119,293

(2)    Ratification of Appointment of Independent Registered Public Accountants

For	Against	Abstentions	Broker Non-Votes
15,134,329	17,104	20,568

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto, duly authorized.

CAFEPRESS INC.
May 11, 2016	/s/ Ekumene M. Lysonge By: Ekumene M. Lysonge Title: Vice President, General Counsel and Secretary